SUPPLEMENT DATED MARCH 12, 2008
TO DREYFUS FOUNDERS FUNDS, INC.
CLASS F PROSPECTUS DATED MAY 1, 2007
(as previously supplemented)

The section of the Prospectus entitled “Types of Accounts – Retirement Accounts” is hereby amended on page 25 by the addition of the following:

Effective May 1, 2008, Class F shareholders will be charged an annual custodial fee of $10.00 for each mutual fund account in their Individual Retirement Accounts (IRAs), with a maximum charge of $25 per IRA plan type (traditional, Roth or SEP-IRA, respectively). The custodial fee will no longer be waived if the aggregate value of your Class F IRA accounts is $5,000 or more.